Licensing Agreement	12 Months Ended
Dec. 31, 2015
Text Block [Abstract]
Licensing Agreement
8.	Licensing Agreement

In December 2004, ViewRay Technologies, Inc. entered into a licensing agreement with the University of Florida Research Foundation, Inc., or UFRF, whereby UFRF granted the Company a worldwide exclusive license to certain of UFRF’s patents in exchange for 33,652 shares of common stock and a royalty from sales of products developed and sold by the Company utilizing the licensed patents. ViewRay Technologies, Inc. met all of the product development and commercialization milestones at December 31, 2013 and started to make quarterly royalty payments in 2014. Royalty payments are based on 1% of net sales, defined as the amount collected on sales of licensed products and/or licensed processes after deducting trade and/or quantity discounts, credits on returns and allowances, outbound transportation costs paid and sales tax. Minimum quarterly royalty payments of $50 thousand commenced with the quarter ended March 31, 2014 and are payable in advance. Minimum royalties paid in any calendar year will be credited against earned royalties for such calendar year. The royalty payments continue until the earlier of (i) the date that no licensed patents remain enforceable or (ii) the payment of earned royalties, once begun in 2014, cease for more than four consecutive calendars quarters. Royalty expenses based on 1% of net sales were $102 thousand, $137 thousand and $26 thousand during the years ended December 31, 2015, 2014 and 2013, respectively, and were recorded as product cost of revenue in the accompanying consolidated statements of operations. The minimum royalty payments in excess of 1% of net sales were $49 thousand, $63 thousand and nil during the years ended December 31, 2015, 2014 and 2013, respectively, and were recorded as general and administrative expenses in the accompanying consolidated statements of operations.